UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

JUNIPER II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41014	86-1434822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 El Camino Real #818

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 292-9660

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	JUN.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the units	JUN	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	JUN WS	The New York Stock Exchange
Class A common stock underlying the redeemable warrants	JUN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2023, Juniper II Corp., a Delaware corporation (the “Company”), filed with the Secretary of the State of Delaware an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation (the “Certificate”) comprised of the Extension Amendment and the Redemption Limitation Amendment (each, as defined below). The Company’s stockholders approved the Charter Amendment at a special meeting in lieu of annual meeting of stockholders (the “Special Meeting”) on May 2, 2023. The information set forth in Item 5.07 regarding the Extension Amendment and the Redemption Limitation Amendment is incorporated by reference into this Item 5.03.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders approved the following proposals:

(i) to amend the Certificate (such amendment the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on November 8, 2021 (the “IPO”), from May 8, 2023 (which is 18 months from the closing date of the IPO (the “Current Outside Date”)) to November 8, 2023 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times, or a total of up to nine months after the Current Outside Date, until February 8, 2024, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”);

(ii) to amend the Certificate to eliminate from the Certificate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”);

(iii) to re-elect Mitchell Jacobson as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified (the “Director Election Proposal”);

(iv) to approve and ratify the appointment of Marcum LLP, as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023 (the “Auditor Ratification Proposal”); and

(v) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the “Proposals”).

A total of 25,300,730 (or 84.62%) of the Company’s issued and outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, held of record as of April 10, 2023, the record date for the Special Meeting, were present either in person, virtually or by proxy, which constituted a quorum. The Company’s stockholders voted on the following Proposals at the Special Meeting, each of which were approved. The final vote tabulation for each Proposal is set forth below.

1.	The Extension Amendment Proposal - to approve and adopt the Extension Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,794,156	2,506,574	0	N/A

2.	The Redemption Limitation Amendment Proposal - to approve and adopt the Redemption Limitation Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,794,153	2,506,577	0	N/A

3.	The Director Election Proposal - to re-elect Mitchell Jacobson as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified.

Class B Votes For	Class B Votes Withheld	Class B Broker Non-Votes
7,475,000	0	N/A

4.

The Auditor Ratification Proposal - to approve and ratify the appointment of Marcum LLP, as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,985,073	315,654	3	N/A

5.

The Adjournment Proposal - to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,794,153	2,506,574	3	N/A

Although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 8.01	Other Events.

Additionally, in connection with the implementation of the Extension, the Company’s public stockholders elected to redeem 25,127,993 shares of Class A Common Stock at a redemption price of approximately $10.46 per share (without giving effect to any interest that may be withdrawn to pay taxes), for an aggregate redemption amount of approximately $262.9 million (the “Redemption”). After the satisfaction of the Redemption (without giving effect to any interest that may be withdrawn to pay taxes), the balance in the trust account will be approximately $49.9 million.

Upon completion of the Redemption, 4,772,007 shares of Class A Common Stock and 7,475,000 shares of Class B Common Stock will remain issued and outstanding.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking and as such are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation of Juniper II Corp.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2023

JUNIPER II CORP.

By:	/s/ Noah Kindler
Name:	Noah Kindler
Title:	Chief Financial Officer and Chief Technology Officer